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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 8, 1998





                               TELXON CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                  0-11402                    74-1666060
(STATE OR OTHER JURISDICTION     (COMMISSION                  (IRS EMPLOYER
      OF INCORPORATION)           FILE NUMBER)              IDENTIFICATION NO.)

                   3330 WEST MARKET STREET, AKRON, OHIO 44333
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

         ISSUER'S TELEPHONE NUMBER, INCLUDING AREA CODE: (330) 664-1000




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ITEM 5.  OTHER EVENTS.

         As previously reported by the registrant in a Current Report on Form 8-K dated April 21, 1998 and filed April 27, 1998, the registrant received a letter from Symbol Technologies, Inc. expressing interest in a business combination with the registrant.

         On May 8, 1998, the registrant issued a press release announcing that its board of directors had determined that Symbol's suggested business combination is not in the best interest of Telxon and its shareholders. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

         Also on May 8, 1998, two purported class actions, naming the registrant and its directors as defendants, were filed in the Delaware Court of Chancery on behalf of all stockholders of the registrant allegedly injured or threatened with injury as the result of the conduct alleged in the lawsuits. Copies of the Complaints instituting the lawsuits are included as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K. The registrant believes that these lawsuits are without merit and intends vigorously to defend them.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c) Exhibits.

              99.1  Press Release issued by the registrant on May 8, 1998.

              99.2 Class Action Complaint instituting Great Neck Capital Appreciation Partners, L.P., and Solomon Glazer individually and on behalf of all others similarly situated, against Dr. Raj Reddy, John H. Cribb, Frank E. Brick, Richard J. Bogomolny, Robert A. Goodman, Norton W. Rose and Telxon Corp., filed May 8, 1998 in the Court of Chancery of the State of Delaware in and for New Castle County, Civil Action No. 16366NC.

              99.3 Complaint instituting Robert Silverman v. Telxon Corp., Frank E. Brick, Robert A. Goodman, Dr. Raj Reddy, John H. Cribb, Richard J. Bogomolny and Norton W. Rose, filed May 8, 1998 in the Court of Chancery of the State of Delaware in and for New Castle County, C. A. No. 16367.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                TELXON CORPORATION



DATE:  May 12, 1998                             By: /s/ Kenneth W. Haver
                                                    -------------------------
                                                    Kenneth W. Haver
                                                    Senior Vice President and
                                                    Chief Financial Officer






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                                INDEX TO EXHIBITS

99.1     Press Release issued by the registrant on May 8, 1998, filed herewith.

99.2 Class Action Complaint instituting Great Neck Capital Appreciation Partners, L.P., and Solomon Glazer individually and on behalf of all others similarly situated, against Dr. Raj Reddy, John H. Cribb, Frank
         E. Brick, Richard J. Bogomolny, Robert A. Goodman, Norton W. Rose and Telxon Corp., filed May 8, 1998 in the Court of Chancery of the State of Delaware in and for New Castle County, Civil Action No. 16366NC, filed herewith.

99.3 Complaint instituting Robert Silverman v. Telxon Corp., Frank E. Brick, Robert A. Goodman, Dr. Raj Reddy, John H. Cribb, Richard J. Bogomolny and Norton W. Rose, filed May 8, 1998 in the Court of Chancery of the State of Delaware in and for New Castle County, C. A. No. 16367, filed herewith.